THE RBB FUND, INC.

F/m 10-Year Investment Grade Corporate Bond ETF

F/m 2-Year Investment Grade Corporate Bond ETF

F/m 3-Year Investment Grade Corporate Bond ETF

F/m Accumulator Ultrashort U.S. Treasury Fund

F/m Compoundr High Yield Bond ETF

F/m Compoundr U.S. Aggregate Bond ETF

F/m High Yield 100 ETF

F/m Opportunistic Income ETF

F/m Ultrashort Tax-Free Municipal ETF

F/m Ultrashort Treasury Inflation-Protected Security (TIPS) ETF

F/m US Treasury 10 Year Note ETF

F/m US Treasury 12 Month Bill ETF

F/m US Treasury 2 Year Note ETF

F/m US Treasury 20 Year Bond ETF

F/m US Treasury 3 Month Bill Fund

F/m US Treasury 3 Year Note ETF

F/m US Treasury 30 Year Bond ETF

F/m US Treasury 5 Year Note ETF

F/m US Treasury 6 Month Bill ETF

F/m US Treasury 7 Year Note ETF

Oakhurst Fixed Income Fund

(each a “Fund” and together the “Funds”)

Supplement dated October 30, 2026

to the Prospectus, Summary Prospectus, and Statement of Additional Information (“SAI”) dated December 31, 2025, as supplemented for each Fund, except F/m Accumulator Ultrashort U.S. Treasury Fund and F/m Ultrashort Tax-Free Municipal ETF, whose Prospectus, Summary Prospectus, and SAI are dated June 10, 2026 and September 26, 2025, as supplemented, respectively.

On August 20, 2026, T. Rowe Price Group, Inc. (“T. Rowe Price”) entered into an Equity Purchase Agreement (the “Purchase Agreement”) with FMH LLC and F/m Investments LLC (“F/m”), pursuant to which T. Rowe Price will acquire all of the issued and outstanding equity interests of F/m, the current investment adviser to each Fund (the “Transaction”). F/m is, and following the Transaction is expected to remain, the investment adviser to each Fund. T. Rowe Price is a publicly held asset management holding company listed on the Nasdaq Global Select Market, with its principal offices located in Baltimore, Maryland. The Transaction will result in F/m becoming an indirect, wholly owned subsidiary of T. Rowe Price. F/m is currently a majority-owned subsidiary of F/m Managers Group, LP, which is a wholly owned subsidiary of 1251 Capital Inc., a financial services holding company.

The Transaction is expected to close in early 2027, subject to customary closing filings and closing conditions. The Transaction will automatically terminate each Fund’s current investment advisory agreement with F/m. The vote of shareholders of record as of November 9, 2026, will be solicited to approve a new investment advisory agreements with F/m.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Transaction will result in a change of control of F/m, which constitutes an “assignment” of each Fund’s current investment advisory agreement with F/m (each, a “Current Advisory Agreement”). As required by the 1940 Act and the terms of the Current Advisory Agreements, each Current Advisory Agreement will terminate automatically upon the closing of the Transaction (the “Closing”).

In anticipation of the Transaction, at a meeting held on September 9-10, 2026, the Board of Directors (the “Board”) of The RBB Fund, Inc., including all of the Directors who are not “interested persons” of The RBB Fund, Inc. (as defined in the 1940 Act), approved (i) a new investment advisory agreement between The RBB Fund, Inc., on behalf of each Fund, and F/m (each, a “New Advisory Agreement”), which will take effect with respect to a Fund only if approved by that Fund’s shareholders; and (ii) an interim investment advisory agreement between The RBB Fund, Inc., on behalf of each Fund, and F/m (each, an “Interim Advisory Agreement”), which would take effect upon the Closing only if shareholders of a Fund have not yet approved the applicable New Advisory Agreement. The Interim Advisory Agreement would permit F/m to continue to manage a Fund on the same terms as the Current Advisory Agreement for up to 150 days following the Closing while shareholder approval is sought, with compensation earned held in an interest-bearing escrow account pending such approval, as required by Rule 15a-4 under the 1940 Act. The terms of each New Advisory Agreement, including the advisory fee rate, are identical in all material respects to those of the corresponding Current Advisory Agreement, except for the effective and termination dates and the addition of a provision requiring F/m to monitor the performance of each Fund’s other service providers. The New Advisory Agreements will be submitted to each Fund for approval at a special meeting of shareholders expected to be held on or about January 12, 2027. Shareholders of record as of the close of business on November 9, 2026, will receive a proxy statement containing more information about the Transaction and the New Advisory Agreements. Only shareholders of record as of November 9, 2026, will be entitled to vote on the New Advisory Agreement. There is no assurance that shareholders of a Fund will approve the New Advisory Agreement.

Upon the Closing, F/m will operate as “F/m Investments, a T. Rowe Price Company,” retaining its brand, leadership, investment approach, and day-to-day operating model. The Transaction is not expected to result in any changes to the day-to-day management of the Funds, F/m’s portfolio management personnel, the Funds’ investment objectives or strategies, or the advisory fees paid by the Funds.

Investors should retain this supplement for future reference.